UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 4, 2019

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)

(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2019, Liberated Syndication Inc, a Nevada corporation (“Liberated Syndication” or the “Company”), and the current members (the “Insiders”) of its Board of Directors (the “Board”) entered into a settlement agreement (the “Settlement Agreement”) with Camac Fund, L.P. (“Camac”) and Eric Shahinian (collectively, the “Camac Parties”).

The Settlement Agreement provides, among other things, that:

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the Camac Parties withdrew their (1) request to call a special meeting of stockholders of the Company; and (2) nomination of director candidates and business proposals in connection with the 2019 Annual Meeting;
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the Board is splitting the roles of Chairman of the Board and Chief Executive Officer, and the Company’s existing Chairman of the Board has resigned from that position (but not as a director);
●
the Company appointed Eric Shahinian and Bradley Tirpak to the Board;
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the Company and the Camac Parties will engage in good faith discussions to identify a mutually acceptable new independent director to join the Board (the “New Independent Director”), and if the New Independent Director joins the Board, then one of the Company’s legacy independent directors will resign from the Board;
●
Mr. Shahinian has been appointed to the Board’s compensation committee and will serve as its chairman;
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Mr. Tirpak has been appointed to the Board’s audit committee;
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the Company will form a strategic review committee to make recommendations with respect to the strategic direction of the Company, and Mr. Shahinian will chair that committee;
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the Board will consist of no more than six members prior to the Company’s annual meeting of stockholders for fiscal year 2020 (the “2021 Annual Meeting”);
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the Company will cancel equity awards previously granted to its Chief Executive Officer and Chief Financial Officer representing an aggregate of 300,000 restricted shares (150,000 held by each of them), the vesting conditions with respect to which relate to the achievement by the Company of an uplisting on The Nasdaq Stock Market;
●
in connection with the Company’s annual meeting of stockholders for fiscal year 2019 (the “2020 Annual Meeting”), a new independent director will be included on the Board’s slate of director nominees in lieu of one of the Company’s legacy independent directors;
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if the Board nominates Messrs. Shahinian and Tirpak for election at the 2020 Annual Meeting, then Camac will appear in person or by proxy at the 2020 Annual Meeting and vote its shares of Common Stock in favor of the Board’s director slate and the ratification of the Company’s auditor;
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the Company will hold the 2020 Annual Meeting no later than September 15, 2020, and the 2021 Annual Meeting no later than September 15, 2021;
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the Camac Parties agreed to customary standstill restrictions lasting until September 1, 2020 (or earlier if the Board does not nominate Messrs. Shahinian and Tirpak for election at the 2020 Annual Meeting), including not (1) acquiring any voting securities (or voting rights decoupled from the underlying securities) of the Company in excess of 22% of the then-outstanding Common Stock (on a net long basis); (2) nominating or publicly recommending any person for election to the Board; (3) soliciting proxies; or (4) participating in the calling of a special meeting of the Company’s stockholders;
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Camac Fund will dismiss with prejudice the Verified Complaint and Alternative Petition for Writ of Mandamus/Prohibition regarding Camac’s request to inspect certain books and records maintained by the Company filed by Camac on July 15, 2019, in the District Court for Clark County, Nevada, Case No. A-19-798511-B; and
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the Company will reimburse the Camac Parties for up to $600,000 of their expenses.

The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1 to this Form 8-K, which is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As required by the Settlement Agreement, on October 4, 2019 the Board appointed Messrs. Shahinian and Tirpak (and appointed them to the specified committees of the Board) to the Board and accepted Christopher Spencer’s resignation as Chairman, but not as a director.

Mr. Shahinian, age 31, is the managing member of Camac Partners LLC, which he founded in 2011. Prior to founding Camac, he was an analyst at Kingstown Capital Management L.P., an investment firm, from 2009 to 2011. Mr. Shahinian was a director of Khan Resources, Inc. from 2015 to 2017, during which time the company reached a settlement with the government of Mongolia in regards to an arbitration award entered in the company’s favor and paid out a large return of capital. Mr. Shahinian has a B.S. from Babson College.

Mr. Tirpak, age 49, has been a managing director at Palm Active Partners LLC since 2016. From 2009 to 2016, Mr. Tirpak was founder and Chief Executive Officer of Locke Partners and managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Mr. Tirpak is the Chairman of the Board of Full House Resorts, Inc., a casino developer and operator, and has been a director since December 2014, was a director of Flowgroup plc, an independent energy supplier in the UK, from July 2017 until October 2018, and was a director of Birner Dental Management Services, Inc., a manager of dental practices in Colorado, Arizona and New Mexico, from December 2017 to January 2019. From April 2015 to February 2017, he was a director of Applied Minerals, Inc., a leading producer of halloysite clay and advanced natural iron oxide solutions, and from January 2010 to February 2012, he was a director of USA Technologies, Inc., a payments company focused on the vending industry. Mr. Tirpak is a trustee of the HALO Trust USA, the world’s largest humanitarian mine clearance organization which clears the debris of war in over 20 countries. Mr. Tirpak received a B.S. from Tufts University and an M.B.A from Georgetown University.

Messrs. Shahinian and Tirpak will participate in the non-employee director compensation program at the Company.

Other than the Settlement Agreement, there are no arrangements or understandings between Messrs. Shahinian and Tirpak and any other person pursuant to which either was named a director of the Company. Neither of Messrs. Shahinian and Tirpak has a family relationship with the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Messrs. Shahinian and Tirpak have not entered into any other material plan, contract, arrangement or amendment in connection with their appointment to the Board.

Neither of Messrs. Shahinian and Tirpak is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On October 4, 2019, the Company issued a press release announcing the entry into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to the Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)
Exhibits

Description
10.1	Settlement Agreement between and among the Company, Camac Fund, L.P., Eric Shahinian dated as of October 4, 2019
99.1	Press Release dated October 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2019

LIBERATED SYNDICATION INC.

By: /s/ Christopher Spencer Name: Christopher Spencer Title: Chief Executive Officer

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